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                                  SCHEDULE 14A
                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[_]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-12


                         GENESIS MICROCHIP INCORPORATED
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                (Name of Registrant as Specified In Its Charter)


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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------

     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------

     (3) Filing Party:

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     (4) Date Filed:

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                   [GENESIS MICROCHIP INCORPORATED LETTERHEAD]


                                                                January 23, 2002

Dear Shareholder:


We have previously sent to you proxy material for the Special General Meeting of Shareholders of Genesis Microchip Incorporated to be held on February 11, 2002. Your Board of Directors recommends that shareholders vote FOR both proposals on the agenda, in connection with the proposed reorganization and merger with Sage, Inc.

Approval of Proposal 1 requires the affirmative vote of a majority of the number of shareholders represented in person or by proxy at the meeting, as well as 75% of the shares present in person or by proxy at the meeting. Therefore, your vote is important, no matter how many or how few shares you may own. Whether or not you have already done so, please sign, date and return the enclosed proxy card today.

Very truly yours,


/s/ Amnon Fisher

Amnon Fisher
President and Chief Executive Officer

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             If you have any questions, or need assistance in voting
                  your shares, please call our proxy solicitor,

                           INNISFREE M&A INCORPORATED
                          TOLL-FREE, at 1-888-750-5834.



                                 IMPORTANT NOTE:
                If you hold your shares through a bank or broker,
           you may be able to vote by telephone, or via the Internet.
             Please call Innisfree at 1-888-750-5834 for assistance.

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